UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

  Date of report (Date of earliest event reported): August 11, 2010

                         eCom eCom.com Inc.
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     (Exact name of Registrant as specified in its charter)

          Florida                000-23617          65-0538051
 ----------------------------- -------------  -------------------
 (State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)             File No.)    Identification No.)

                  601 Seafarer Circle Suite 402
                        Jupiter, FL 33477
                           561-429-8704
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 (Address and Telephone Number of Principal Executive Offices)

                               n/a
 -------------------------------------------------------------
 (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 4.01   Changes in Registrant's Certifying Accountant.

(a) Since May 31, 2000 eCom eCom.com, Inc. (the "Company") has appointed the firm of Wieseneck, Andres & Company, P.A., North Palm Beach, Florida ("Wieseneck Andres") to serve as the Company's independent public accounting firm. On April 22, 2008 Wieseneck Andres entered into a settlement agreement with the Public Company Accounting Oversight Board ("PCAOB") whereby Mr. Thomas B. Andres and the firm Wieseneck, Andres & Company, PA could not be affiliated with any PCAOB firm for a period of two (2) years. This settlement was reported in PCAOB Release No. 105-2008-001 and can be viewed at http://pcaobus.org/Enforcement/Decisions/Documents/04-22_Wieseneck.pdf

During the fiscal years ended May 31, 2004 2005 2006 and 2007 and in the interim period from March 1, 2004 through February 29, 2008, there were no disagreements between the Company and Wieseneck Andres on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of Wieseneck Andres, would have caused it to make reference thereto in connection with their report. Additionally, during this time frame there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

b) Engagement of D. Brooks and Associates CPA's, P.A. On August 5, 2010, the audit committee of the Company's Board of Directors authorized the appointment of the firm D. Brooks and Associates CPA's, P.A. ("Brooks") to serve as the Registrant's independent registered public accounting firm to audit the Registrant's consolidated financial statements for the Registrant's fiscal years ended May 31, 2008 2009 and 2010 and to issue a report on the Registrant's financial statements for such fiscal year. The decision to engage Brooks was approved by the Registrant's Board of Directors.

During the past two fiscal years, the Registrant did not consult Brooks with respect to any of the matters or events listed in Regulation S-K
Item 304(a)(2).


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


eCom eCom.com Inc.
(Registrant)


Date: August 11, 2010


 /s/ Barney A. Richmond

Barney A. Richmond
Chairman and Chief Executive Officer
eCom eCom.com Inc.